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                                   EXHIBIT (J)
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                             Consent of Ropes & Gray



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                               CONSENT OF COUNSEL
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     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 31 to the Registration Statement (Nos. 33-12608 and 811-5059) of HighMark Funds on Form N-1A under the Securities Act of 1933, as amended.

                                              /s/ Ropes & Gray

                                              Ropes & Gray

Washington, D.C.
November 17, 2000